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                                                                  EXHIBIT 3.58

                                    BY-LAWS

                                      OF

                             GRADIENT CORPORATION

                                   ARTICLE I
                                   ---------
                           Articles of Organization
                           ------------------------

     The name, location and principal office and purpose of the corporation shall be as set forth in the Articles of Organization, and the powers of the corporation and of its directors and stockholders, and all matters concerning the conduct and regulation of the business of the corporation shall be subject to such provisions in regard thereto, if any, as are set forth in the Articles of Organization, which is hereby made a part of these by-laws.

     All references in these by-laws to the Articles of Organization shall be construed to mean the Articles of Organization of the corporation as from time to time amended.

                                  ARTICLE II
                                  ----------
                   Directors and Officers and Their Election
                   -----------------------------------------

     Section 1.  Board of Directors.  The Board of Directors of the corporation
     ---------   ------------------
shall consist of not less than three (3) nor more than nine (9) Directors as the stockholders shall from time to time determine at their annual meeting, but such stockholders may, at any special meeting duly called for that purpose, increase or decrease (within the limits fixed above) the number of Directors as thus fixed and, subject to any applicable provisions of the Articles of Organization, elect new Directors to the number so fixed. It shall not be necessary for any officer or Director to be a stockholder in the corporation.

     Section 2.  Officers.  The officers of the corporation shall be a
     ---------   --------
President, Treasurer, and Clerk, and such other officers as the Board of Directors may from time to time determine, including a Chairman of the Board of Directors, a Secretary and one or more Vice Presidents, Assistant Treasurers, Assistant
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Secretaries, and Assistant Clerks.  Except as otherwise specifically provided herein, no officer need be a Director.

     Section 3.  Election of Officers.  The Directors shall be elected annually
     ---------   --------------------
by such stockholders as have the right to vote thereon. The President, Treasurer, Clerk and any Vice President shall be elected annually by the Board of Directors. The Chairman of the Board of Directors, if any, shall be elected annually by and from the Board of Directors. Assistant Treasurers, the Secretary, and Assistant Secretaries shall be chosen by the Board of Directors when and for such term as the Directors shall determine. Except as in these by-laws otherwise provided, the officers hereinbefore in this section referred to shall hold office for one year and until their successors are chosen and qualified. One person may hold two or more offices at the same time.

     Section 4.  Resignation and Removals.  Any officer or Director of the
     ---------   ------------------------
corporation may resign by filing with the Chairman of the Board of Directors or with the President or with the Board of Directors or with the Clerk a written resignation which shall take effect on being so filed or at such other time as may be therein specified. So far as permitted by law, the Directors may at any meeting of the Board called for the purpose, remove from office any officer chosen by the Directors or any officer elected by the stockholders. So far as permitted by law, the stockholders having voting power may at any special meeting of the stockholders called for the purpose remove from office any Director or any officer elected by the stockholders with or without cause. A Director or officer may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove him.

     Section 5.  Vacancies.  Any vacancy at any time existing in the Board of
     ---------   ---------
Directors, except such vacancies occurring by reason of any increase in number of members of the said Board by vote of the stockholders, or any vacancy in any other office, may be filled by the Board of Directors at any regular or special meeting and the person chosen to fill the vacancy shall, except as in these by-laws otherwise provided, hold office until the next annual meeting of the stockholders and until his successor is chosen and qualified. The stockholders having voting power shall at their annual meeting or at any special

                                       2
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meeting duly called for the purpose choose a director to fill any vacancy in the
Board of Directors occurring by reason of an increase in membership of said Board. The stockholders having voting power also may at a special meeting duly called for the purpose choose a successor to a director, or other officer chosen by them, who has vacated his office. The person so chosen to be a successor to a director or other officer chosen by the stockholders who has vacated his office shall, except as in these by-laws otherwise provided, hold office until the next annual meeting and until his successor is chosen and qualified.

                                  ARTICLE III
                                  -----------
                         Powers and Duties of Officers
                         -----------------------------

     Section 1.  Directors.  The Board of Directors, subject always to the
     ---------   ---------
provisions of law, the Articles of Organization and these by-laws as from time to time amended, and to any action at any time taken by such stockholders as then have the right to vote, shall have the entire charge, control and management of the corporation, its property and business and may exercise all or any of its powers. Among other things, the Board of Directors may, subject as aforesaid, (1) appoint and at its discretion remove or suspend such subordinate officers, agents, and employees as it from time to time thinks fit and determine their duties and fix and, from time to time as it sees fit, change their compensation; (2) fix and, from time to time as it sees fit, change all salaries, including those of the Chairman of the Board of Directors, the President, Treasurer and other officers; (3) appoint any officer, permanently or temporarily as it sees fit, to have the powers and perform the duties of any other officer; (4) delegate any of the powers of the Board to any committee, officer or agent; (5) appoint any persons to be agents of the corporation (with the power to subdelegate) and upon such terms as it sees fit; (6) appoint any person or persons to accept and hold in trust for the corporation any property belonging to the corporation or in which it is interested and cause such instruments to be executed, and do and cause to be done such things as it may deem requisite, in relation to any such trust; and (7) determine the amounts to be distributed as dividends.

     Section 2.  Chairman of the Board of Directors.  The Chairman of the Board
     ---------   ----------------------------------
of Directors shall preside when present at all meetings of the Board of Directors.

     Section 3.  President.  The President shall preside, when present, at all
     ---------   ---------
meetings of the stockholders. It shall be the duty of the President to see that all orders and resolutions of the Board of Directors are carried into effect.
In the recesses of the Board of Directors, the President shall have the general operating control and management of the Business, subject, however, to their vote and to the right of the Directors to subdelegate any specific power to any other officer or officers of the corporation, except such as may be by statute exclusively conferred on the President. The President, as soon as reasonably possible after the close of the fiscal year, shall submit to the Board of Directors a report of the operations of the corporation for such year and the statement of its affairs and shall from time to time

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report to the Board of Directors all matters within his knowledge which the interests of the corporation may require to be brought to its notice. The President, together with the Treasurer or an Assistant Treasurer, may sign certificates of stock to be issued by the corporation. The President shall prescribe the duties for officers and employees that are not otherwise defined. The President shall employ and discharge employees except those selected by the Board of Directors. The President shall perform such duties additional to the foregoing as the Directors may designate.

     Section 4.  Vice Presidents.  In the absence of the President, the
     ---------   ---------------
Executive Vice President shall have all the powers of the President. Each Vice President, together with the Treasurer or Assistant Treasurers, may sign any stock certificate and shall have such other powers as are conferred upon him by the Board of Directors.

     Section 5.  Treasurer and Assistant Treasurers.  The Treasurer shall keep
     ---------   ----------------------------------
full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies, securities and other valuable effects in the name of the corporation and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements. He shall promptly render to the President and to the Board of Directors such statements of all his transactions and accounts and of the financial condition of the corporation at the regular annual meetings of the Board, and at such other times as the President and Board may respectively from time to time require. He shall also present to the stockholders at their annual meeting a report giving the receipts and disbursements of the preceding fiscal year and the then financial condition of the company. He may be required to give bond in such amount, with such security and in such form as the Board of Directors shall determine. Certificates of stock signed by the President or Vice President may be signed also by the Treasurer. The Treasurer shall perform such duties additional to the foregoing as the directors may designate.

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     Assistant Treasurers shall perform such duties as are prescribed by the
Board of Directors. Certificates of stock signed by the President or a Vice President may also be signed by an Assistant Treasurer.

     Section 6.  Clerk and Secretary.  The Clerk shall record in books kept for
     ---------   -------------------
the purpose all votes and proceedings of the stockholders at their respective meetings. An Assistant Clerk shall, in the absence of the Clerk from any meeting of the stockholders, perform the duties of the Clerk. The Secretary shall record in books kept for the purpose all votes and proceedings of the Board of Directors at their respective meetings. In the absence of the Secretary from any meeting of the Board of Directors, the Assistant Secretary shall perform the duties of Secretary. If at any time there shall be no Secretary or Assistant Secretary then serving, the Clerk shall perform the duties of the Secretary.

     Unless the Board of Directors shall appoint a transfer agent and/or registrar or other officer or officers for the purpose, the Clerk shall be charged with the duties of keeping or causing to be kept accurate records of all stock outstanding; stock certificates issued and stock transfers; and subject to such other or different rules as may be adopted from time to time by the Board of Directors, such records shall be kept solely in the stock certificate books. The Clerk and the Secretary shall respectively perform such duties additional to the foregoing as the directors may designate.

                                  ARTICLE IV
                                  ----------
                            Stockholders' Meetings
                            ----------------------

     Section 1.  Annual Meeting.  The annual meeting of stockholders of the
     ---------   --------------
corporation shall be held at the principal office of the corporation (or such other place in the United States as may be named in the call) on the third Tuesday in November in each year if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at eleven o'clock in the forenoon, to elect officers, hear reports of the officers and transact other business. If, for any reason, any annual meeting is not so held, a special meeting as hereinafter provided in Section 2 of this Article IV shall be called and held in lieu of the

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annual meeting, and all business properly coming before such omitted annual meeting shall be transacted at such special meeting.

     Section 2.  Special Meetings.  Special Meetings of the stockholders may be
     ---------   ----------------
called by the President or by a majority of the directors, and shall be called by the Clerk, or in the absence, incapacity or refusal of the Clerk, by any other officer upon written application of one or more stockholders who are entitled to vote and who hold at least one-fourth part in interest of the capital stock entitled to vote at the meeting, stating the time, place and purpose of the meeting. All special meetings of the stockholders shall be held at the principal office of the corporation, or at such other place in the United States as may be named in the call.

     Section 3.  Quorum.  At any meeting of the stockholders, a quorum for the
     ---------   ------
transactions of business shall consist of a majority in interest of all stock issued, outstanding and entitled to vote, provided that less than such quorum shall have power to adjourn the meeting from time to time without further notice until a quorum is secured.

     Section 4.  Notices.  Notice of all meetings of stockholders shall be given
     ---------   -------
as follows, to wit: a written notice, stating the place, day and hour thereof, shall be given by the Clerk, or an Assistant Clerk, at least seven days before the meeting, to each stockholder entitled to vote thereat and to each stockholder who, under the Articles of Organization or the by-laws is entitled to such notice, by leaving such notice with him or at his residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears on the books of the corporation.
Notice of all meetings of stockholders shall state the purpose for which the meetings are called. No notice of the time, place or purpose of any regular or special meeting of the stockholder shall be required if every stockholder entitled to notice thereof, or his attorney thereunto authorized, by writing which is filed with the records of the meeting, waives such notice before or after such meeting, or is present at such meeting.

     Section 5.  Voting.  At all meetings of the stockholders, every registered
     ---------   ------
stockholder entitled to vote shall have one vote for every share of voting stock registered in his name. When any share is held

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jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, but if more than one of them shall be present at such meeting in person or by proxy, no vote shall be cast in respect of such share unless the persons in question present or represented by proxy join in or assent to such vote. In case of the death, bankruptcy, minority or mental incapacity of any stockholder, the person entitled to transfer his shares shall be entitled to vote in respect of such shares, and if there shall be more than one such person, the right to vote shall be the same as if they were joint holders thereof. A vote given in accordance with a proxy shall be regarded as valid so far as the corporation is concerned notwithstanding the previous death of the stockholder or revocation of the proxy, unless information in writing of the death or revocation of the proxy, shall have been previously received by the Chairman of the Board of Directors or President or Clerk of the corporation. Any person entitled to vote at a meeting may vote by proxy granted at any time prior to such meeting, which shall be named therein. Proxies shall be filed with the Clerk or Assistant Clerk of the meeting. Proxies shall not be valid after the final adjournment of the meeting for which they are given.

                                   ARTICLE V
                                   ---------
                              Directors' Meetings
                              -------------------

     Section 1.  Annual Meeting.  Immediately after each annual meeting of
     ---------   --------------
stockholders, and at the place thereof, if a majority of the directors elected at the meeting were present thereat, there shall be a meeting of the directors without notice; but if a majority of the directors chosen at any annual meeting of stockholders were not present at such meeting, a meeting of the directors may be called in the manner provided with respect to the call of special meetings of directors.

     Section 2.  Regular Meetings.  Regular meetings of the Board of Directors
     ---------   ----------------
may be held at such time and place as may from time to time be fixed by resolution of the Board and no notice need be given of regular meetings held at times and places so fixed, provided, however, that any resolution relating to the holding of regular meetings shall remain in force only until the next annual meeting of stockholders and that if at any meeting of directors at which a resolution is adopted fixing the times or place or places

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for any regular meetings any director is absent, no meeting shall be held pursuant to such resolution until either each such absent director has in writing or by telegram approved the resolution or seven (7) days have elapsed after a copy of the resolution certified by the Secretary has been mailed, postage prepaid, addressed to each such absent director at his last known address.

     Section 3.  Special Meetings.  Special meetings of the directors shall be
     ---------   ----------------
called by the Secretary whenever requested in writing by the President or by any two directors; and if the Secretary when so requested refuses or neglects for more than twenty-four (24) hours to call such special meeting, the President or such two directors may in the name of the Secretary call such meeting by giving notice thereof in the manner required when notice is given by the Secretary. At any time when the office of Secretary is vacant or the Secretary is absent from the Commonwealth or incapacitated, a special meeting of the directors may be called by the President in his own name or by any two directors in their own names by giving notice thereof in the manner required when notice is given by the Secretary.

     Section 4.  Quorum.  At any meeting of the Board of Directors, a majority
     ---------   ------
of the directors for the time being shall constitute a quorum for the transaction of business; provided always that any number of directors (whether one or more and whether or not constituting a quorum) present at any meeting or at any adjourned meeting may make any reasonable adjournment thereof. Except as otherwise provided herein, a favorable vote by a majority of those present at a meeting shall be necessary to pass a motion duly made and seconded or to take such action as may come before the meeting.

     Section 5.  Notices.  Except as provided elsewhere herein, notice of any
     ---------   -------
meeting of the directors shall be given by the Secretary or other officer to each director, by mailing to him postage prepaid, and addressed to him at his last known address, a written notice giving the time and place of such meeting at least four days before the meeting or by delivering such notice to him at least three days before the meeting. Except as otherwise provided herein, notices of directors' meetings need not specify the purposes thereof. No notice of any meeting of the Board of Directors shall be required to any director

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who attends the meeting or who, by a writing filed with the records of the meeting, waives such notice either before or after such meeting.

                                  ARTICLE VI
                                  ----------
                              Executive Committee
                              -------------------

     Section 1.  The Board of Directors may elect an Executive Committee
     ---------
selected by it from the Board of Directors. Any member of the Executive Committee may be removed and replaced by the Board of Directors.

     Section 2.  Such Executive Committee by majority vote shall appoint one of
     ---------
their number as Chairman. The Chairman, unless removed as a member of the Executive Committee, shall hold the office until the next annual meeting of the directors and until his successor is appointed. He shall preside at all meetings of the Executive Committee and may appoint a person of his own choosing, who need not be a member of the Executive Committee, to act as secretary and record the transactions, acts, deeds, votes, decisions, business and affairs of the Executive Committee.

     Section 3.  Between meetings of the Board of Directors, such Executive
     ---------
Committee may, subject to the authority of the Board of Directors, exercise all the powers of the Board of Directors, except that such Executive Committee shall not have the power to (1) issue any of the capital stock of the corporation or
(2) create any long term indebtedness.

     Section 4.  The Executive Committee shall hold its meetings whenever and
     ---------
wherever called by the Chairman or by any two members thereof. A majority of the members of the Executive Committee as from time to time constituted shall constitute a quorum for the transaction of all business at such meetings. The concurrent and consistent votes of a majority of the members of the Executive Committee as from time to time constituted shall be necessary to pass any motion, proposal or resolution, or to take any effective action at meetings of the Executive Committee.

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     Section 5.  At each meeting of the Board of Directors, the Executive
     ---------
Committee, by its Chairman or other member designated by him, shall report all the acts, deeds, votes, and resolutions of the Executive Committee which have occurred since the next preceding meeting of the Board of Directors.

                                  ARTICLE VII
                                  -----------
              Privileges and Exemptions of Officers and Directors
              ---------------------------------------------------

     No officer or director of the corporation shall be disqualified by his office from holding any office or place of profit in this corporation or in any other corporation, or from holding any such position in any other corporation. Except as otherwise mandatorily provided and required by law, no officer or director of this corporation shall be personally liable for any vote, act or deed of any other officer or director, nor for his own votes, acts and deeds done by him in good faith.

                                 ARTICLE VIII
                                 ------------
                   Indemnification of Officers and Directors
                   -----------------------------------------

     In order to induce officers and directors of the corporation to continue to serve as such and to induce others to serve as officers and directors of the corporation and as partial consideration for such services, the corporation shall reimburse, exonerate and hold harmless and indemnify each present and future director and officer of the corporation of, from and against any and all claims and liabilities to which he has heretofore or may hereafter become subject by reason of his now or hereafter being a director or officer of the corporation or by reason of his alleged acts or omissions as a director or officer as aforesaid, and shall reimburse, exonerate, hold harmless and indemnify each such director and officer for all legal and other expenses reasonably paid or incurred by him in connection with any such claims or liabilities, whether or not at or prior to the time when so reimbursed, exonerated, held harmless and indemnified he had ceased to be a director or officer of the corporation, unless such director or officer shall have been finally adjudged by a court of competent jurisdiction to have been guilty of willful malfeasance, bad faith or reckless disregard of his duties in the conduct of his office. The corporation prior to such final adjudication may compromise, settle, pay and discharge any such claims and liabilities

                                       10
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and pay such expenses if such settlement, payment or discharge, as the case may be, appears in the judgment of a majority of the Board of Directors to be for the best interest of the corporation, evidenced by a resolution to that effect adopted after receipt by the corporation of a written opinion of counsel for the corporation to the effect that such director or officer has not been guilty of willful malfeasance, bad faith or reckless disregard of this duties in the conduct of this office in connection with the matters involved in such compromise, settlement, payment and discharge. The foregoing rights of such directors and officers shall not be exclusive of any other rights to which they may be lawfully entitled.

                                  ARTICLE IX
                                  ----------
                     Provisions Relating to Capital Stock
                     ------------------------------------

     Section 1.  Certificates of Stock.  Each stockholder shall be entitled to a
     ---------   ---------------------
certificate or certificates representing in the aggregate the shares held by him, which shall be in such form as the Board of Directors may adopt. Each certificate of stock shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer of the corporation, and shall be sealed with its seal. The corporation, for all purposes shall conclusively presume that the registered holder of a certificate is the absolute owner of the shares thereby represented and that his address appearing on the records of the corporation is his proper address until otherwise notified in writing by him.

     Section 2.  Transfer of Stock.  The stock of the corporation shall be
     ---------   -----------------
transferable, so as to affect the rights of the corporation, only by transfer recorded on the books of the corporation, in person or by attorney and upon the surrender of the certificates duly endorsed or assigned. The Board of Directors may appoint any reliable trust company and/or national bank the transfer agent and/or registrar of transfers of shares of stock of this corporation, and may require that all certificates of stock shall bear its or their signatures. The stock and transfer books of the corporation shall be kept in the commonwealth of Massachusetts at its principal office, or at the office of its transfer agent, or elsewhere, as the Board of Directors shall determine.

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     Section 3.  Closing of Transfer Books.  The Board of Directors shall have
     ---------   -------------------------
power to close the stock transfer books of the corporation for a period not exceeding sixty (60) days preceding the date of any meeting of the stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of the capital stock shall go into effect; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of the stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights with respect to any such change, conversion or exchange of capital stock, and in such case only, such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

     Section 4.  Equitable Interest Not Recognized.  The corporation shall be
     ---------   ---------------------------------
entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and shall not be bound to recognize any equitable or other claims to or interest in such share or shares on the part of any other person except as may be otherwise expressly provided by law.

     Section 5.  Lost Certificates.  Upon evidence satisfactory to the Board of
     ---------   -----------------
Directors that a certificate of stock has been lost or destroyed, and upon receiving indemnity satisfactory to the Board of Directors against loss to the corporation, said Board may authorize the issue of a new certificate in place thereof.

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     Section 6.  Issue of Authorized Stock.  Any unissued capital stock from
     ---------   -------------------------
time to time authorized under the Articles of Organization may be issued, and the consideration for and terms of the issue thereof determined, by vote of the Board of Directors.

                                   ARTICLE X
                                   ---------
                       Securities in Other Corporations
                       --------------------------------

     The Board of Directors may appoint any person or persons to act as proxy or attorney in fact of this corporation with full power of substitution at any meeting of the security holders for the election of officers or for any other purpose, of any corporation, securities in which shall be held by this corporation.

                                  ARTICLE XI
                                  ----------
                  Checks, Notes, Drafts and Other Instruments
                  -------------------------------------------

     All checks, drafts, notes and other similar instruments shall be signed by the Treasurer and/or by such other officer or officers and/or agent or agents as the Board of Directors may from time to time designate.

                                  ARTICLE XII
                                  -----------
                        Corporate Seal and Fiscal Year
                        ------------------------------

     The seal of the corporation shall be circular in form and shall include the name of the corporation, the year of incorporation and the word "Massachusetts". The Clerk shall have custody of the seal and may affix it (as may any other officer if authorized by the directors) to any instrument requiring the corporate seal. The fiscal year shall commence on October 1st of each year.

                                 ARTICLE XIII
                                 ------------
                                   Dividends
                                   ---------

     Dividends upon the capital stock of the corporation, subject to the provisions of the Articles of Organization, if any, may be declared by the Board of Directors at any regular or special meeting pursuant to law.

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                                  ARTICLE XIV
                                  -----------
                           Amendments of the By-Laws
                           -------------------------

     These by-laws may be amended by vote of the holders of a majority of the stock outstanding and entitled to vote. These by-laws may also be amended in whole or in part by a two-thirds (2/3) vote of the Board of Directors (except with respect to any provision hereof which by law, the Articles of Organization or these by-laws, requires action by the stockholders); provided, however, that, not later than the time of giving notice of the meeting of stockholders next following any amendment of the by-laws by the Board of Directors, notice thereof stating the substance of such amendment shall be given to all stockholders entitled to vote on amending the by-laws. Any by-law adopted by the directors may be amended or repealed by the stockholder.

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                         ACTION BY WRITTEN CONSENT OF
                            THE SOLE SHAREHOLDER OF
                             GRADIENT CORPORATION

     The undersigned, being the sole shareholder of GRADIENT CORPORATION, a Massachusetts Corporation, does hereby adopt the following resolutions by written consent in lieu of the annual meetings to be held November 19, 1996:

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to Section 47 of Chapter 156B of the Massachusetts General Laws Annotated, that that portion of Article II, Section 1 of the Bylaws of this Corporation which presently provides that "The Board of Directors of the corporation shall consist of at least three (3) nor more than nine (9) Directors as the stockholders shall from time to time determine at their annual meeting," be amended to provide as follows: "The Board of Directors of the corporation shall consist of at least one (1) nor more than nine (9) directors as the stockholders shall from time to time determine at their annual meeting, ...."

     RESOLVED FURTHER, that the number of directors of the Corporation be fixed at one (1), and that following person be, and he hereby is, nominated and unanimously elected as sole director of the Corporation, to serve until the next annual meeting and until his successor has been elected or until his earlier resignation, removal from office or death:

               Joseph K. Register, Jr.

     FURTHER RESOLVED, that the acts of the directors of the Corporation taken since the last annual meeting of the shareholders (or unanimous written consent in lieu thereof) be, and they hereby are, adopted, ratified, and approved.